Exhibit 10.3
St. Francis Medical Technologies, Inc.
Stock Incentive Plan
(As Adopted and Effective July 26, 1999, as Amended)

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St. Francis Medical Technologies, Inc.
Stock Incentive Plan
(As Adopted and Effective July 26, 1999, as Amended)
SECTION 1. PURPOSE.
     The purpose of the Plan is to offer selected employees, directors and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, to encourage such selected persons to remain in the employ of the Company and to attract new employees with outstanding qualifications. The Plan seeks to achieve this purpose by providing for awards of Restricted Shares, grants of Options (which may constitute Incentive Stock Options or Nonstatutory Stock Options), and sales of Shares of the Company’s Common Stock. While this Plan is intended to satisfy Section 25102(o) of the California Corporations Code, awards, grants and sales may be made under this Plan in reliance upon other state securities law exemptions and to the extent another exemption is relied upon, the terms of this Plan which are required only because of Section 25102(o) need not apply to the extent provided by the Board of Directors in the stock option or purchase agreement.
SECTION 2. DEFINITIONS.
     (a) “Award” shall mean any award of Restricted Shares under the Plan.
     (b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.
     (c) “Change in Control” shall mean the occurrence, after the date hereof, of any of the following events:
     (i) The Company is merged, consolidated or reorganized into or with another corporation of other legal person, and, as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such transaction;
     (ii) The Company sells all or substantially all of its assets to any other corporation or other legal person, and as a result of such merger, consolidation or reorganization less than 50% of the combined voting power of the then outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of voting securities of the Company immediately prior to such sale; or
     (iii) Any person (as the term “person” is used in Section 13(d)(30 or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term “beneficial owner” is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) representing 50% or more of the combined voting power of the then-outstanding voting securities of the Company.
     The term “Change in Control” shall not include a transaction the sole purpose of which is to change the state of the Company’s incorporation, to form a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, or the Company’s initial public offering.
     (d) “Code” shall mean the Internal Revenue Code of 1986, as amended.
     (e) “Committee” shall mean a committee of the Board of Directors which is authorized to administer the Plan under Section 3.
     (f) “Company” shall mean St. Francis Medical Technologies, Inc., a Delaware corporation.
     (g) “Consultant” shall mean a consultant, advisor or other independent contractor who performs services for the Company, a Parent or a Subsidiary.
     (h) “Employee” means an individual paid from W-2 Payroll of the Company, Parent or a Subsidiary. If, during any period, the Company (or Parent or Subsidiary, as applicable) has not treated an individual as an Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be eligible to receive an Award or an Option, or to purchase Stock under the Plan for that period, even if any person, court of law or government agency determines, retroactively, that individual is or was a common-law employee during all or any portion of that period. “W-2 Payroll” means whatever mechanism or procedure that the Company, Parent or a Subsidiary uses to pay any individual which results in the issuance of Form W-2 to the individual. “W-2 Payroll” does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a “W-2 Payroll” shall be determined in the absolute discretion of the Company (or Parent or Subsidiary, as applicable), and the Company’s, Parent’s or Subsidiary’s determination shall be conclusive and binding on all persons.
     (i) “Exchange Act” means the Securities and Exchange Act of 1934, as amended.
     (j) “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board in the applicable Stock Option Agreement.
     (k) “Fair Market Value” means the market price of Shares, determined by the Board as follows:
     (i) If the Shares were traded over-the-counter on the date in question but were not traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Shares are quoted or, if the Shares are not quoted on any such system, by the “Pink Sheets” published by the National Quotation Bureau, Inc.;

     (ii) If the Shares were traded over-the-counter on the date in question and were traded on the Nasdaq Stock Market or the Nasdaq National Market System, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq Stock Market or the Nasdaq National Market;
     (iii) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report of that exchange for such date; and
     (iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Board of Directors in good faith on such basis as it deems appropriate.
     In all cases, the determination of Fair Market Value by the Board of Directors shall be conclusive and binding on all persons.
     (l) “Incentive Stock Option” or “ISO” shall mean an employee incentive stock option described in Code section 422(b).
     (m) “Nonstatutory Option” or “NSO” shall mean a stock option that is not an ISO.
     (n) “Offeree” shall mean an individual to whom the Board has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).
     (o) “Option” shall mean an Incentive Stock Option or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.
     (p) “Optionee” shall mean an individual or estate who holds an Option.
     (q) “Outside Director” shall mean a member of the Board of the Company, a Parent or a Subsidiary who is not an Employee of the Company, Parent or a Subsidiary, or an affiliate of such Director.
     (r) “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
     (s) “Plan” shall mean this Stock Incentive Plan of St. Francis Medical Technologies, Inc.
     (t) “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board.
     (u) “Purchaser” shall mean an eligible individual or entity who has acquired Stock under the Plan whether through an Award, exercise of an Option, or by purchase.
     (v) “Restricted Share” shall mean a Share sold or awarded to an eligible individual or entity which is nontransferable and subject to substantial risk of forfeiture until restrictions lapse.

     (w) “Service” shall mean service as an Employee, a Consultant or an Outside Director.
     (x) “Share” shall mean one share of Stock, as adjusted in accordance with Section 8 (if applicable).
     (y) “Stock” shall mean the common stock of the Company.
     (z) “Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.
     (aa) “Stock Purchase Agreement” shall mean the agreement between the Company and an Offeree who purchases or is awarded Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.
     (bb) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.
SECTION 3. ADMINISTRATION.
     (a) Committees of the Board of Directors. The Plan may be administered by the one or more Committees appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. If the Company’s Stock becomes publicly traded, then any such Committee shall be comprised solely of two or more Outside Directors (although Board or Committee functions may be delegated to officers to the extent the awards, grants and sales relate to persons who are not subject to the reporting requirements of Section 16 of the Exchange Act).
     (b) Board Responsibilities. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Offerees, Optionees and Purchasers and all persons deriving their rights from an Offeree, Optionee or Purchaser. The Board has and may exercise such power and authority as may be necessary or appropriate for the Board to carry out its functions as described in the Plan. The Board has authority in its discretion to determine to whom Options or Awards shall be granted, or who shall be eligible to purchase Shares, and the time or times at which Awards, Options and sales shall be made, and the number of Shares subject to each Award, Option or sale, subject to the express provisions of the respective Stock Purchase or Stock Option Agreements (which need not be identical). The Board may make all other determinations necessary or advisable for Plan administration and has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Board will be final, conclusive, and binding upon all Offerees, Optionees, Purchasers, and persons deriving rights therefrom.

     (c) Board Liability. No member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Award or Option granted or sale made under the Plan.
     (d) Financial Reports. To the extent required by applicable law, and not less often than annually, the Company shall furnish to Offerees, Optionees and Purchasers its financial statements including a balance sheet regarding the Company’s financial condition and results of operations, unless such Offerees, Optionees or Purchasers have duties with the Company that assure them access to equivalent information. Such financial statements need not be audited.
SECTION 4. ELIGIBILITY.
     (a) General Rule. Only Employees, Consultants and Outside Directors shall be eligible to receive Options or Awards, or to purchase Shares under the Plan. Only Employees shall be eligible for the grant of ISOs.
     (b) Ten-Percent Stockholders. An Employee, Consultant or Outside Director who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for an Award, a grant of an Option or to purchase Shares unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant.
     (c) Attribution Rules. For purposes of Subsection (b) above, in determining stock ownership, an Employee, Consultant or Outside Director shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such Employee, Consultant or Outside Director holds an Option shall not be counted.
     (d) Outstanding Stock. For purposes of Subsection (b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding Options held by the Employee, Consultant or Outside Director or by any other person.
SECTION 5. STOCK SUBJECT TO PLAN.
     (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares. Subject to Sections 5(b) and 8 of the Plan, the aggregate number of Shares which may be issued or transferred pursuant to an Award under the Plan shall not exceed 2,335,000 Shares. The number of Shares available under this Plan shall be increased by Shares subject to unexercised or expired options or forfeited Shares under the Company’s 1999 Stock Option Plan; provided, however, that the total Shares available under the Plan shall not exceed 2,335,000.

     The number of shares that may be issued or transferred during a twelve-month period to any Employee, Consultant or Outside Director pursuant to any Award, Option or purchase shall not exceed 600,000.
     In any event, (i) the number of Shares which are subject to Awards, Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan; and (ii) to the extent an Option is granted or an Award or sale is made in reliance upon the exemption available under Section 25102(o) of the California Corporations Code, the number of Shares which are subject to Awards, Options or other rights outstanding at any time under the Plan or otherwise shall meet the limitation requirements of by Section 260.140.45 of the Code of Regulations of the California Commissioner of Corporations. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.
     (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If a Restricted Share is forfeited or repurchased, then such Restricted Share shall again become available for award under the Plan.
SECTION 6. TERMS AND CONDITIONS OF SALES AND AWARDS.
     (a) Stock Purchase Agreement. Each Award or sale of Shares under the Plan shall be evidenced by a Stock Purchase Agreement between the Offeree or Optionee and the Company. Such Award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.
     (b) Duration of Offers. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to the Offeree by the Board.
     (c) Purchase Price. Unless otherwise permitted by applicable law, the Purchase Price of Shares to be offered under the Plan shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant (100% for 10% stockholders), except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Purchase Price shall be determined by the Board in its sole discretion. The Purchase Price shall be payable in a form described in Subsection (d) below.
     (d) Payment for Shares. The entire Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below. Notwithstanding any other provision of the Plan, Shares may, in the discretion of the Board, be awarded or sold under the Plan in consideration of Services previously rendered to the Company, a Parent or a Subsidiary prior to the Award or sale. Permissible forms of payment, in addition to cash, are:
     (i) Surrender of Stock. To the extent that a Stock Purchase Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Offeree or the Offeree’s representative for any time period specified by the Board and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.
     (ii) Promissory Notes. To the extent that a Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Offeree. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Offeree until such note is paid in full.
     (iii) Other Forms of Payment. To the extent provided in the Stock Purchase Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules, including payment for past services.
     (e) Restrictions on Transfer of Shares and Minimum Vesting. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Board may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any restrictions that may apply to holder of Shares generally. In the case of a Purchaser who is not an officer of the Company, an Outside Director, or a Consultant, any right to repurchase the Purchaser’s Shares at the original Purchase Price upon termination of the Purchaser’s Service shall lapse no less rapidly than 20% per year over the five-year period commencing on the date of the sale of the Shares. Any such right may be exercised only within 90 days of the termination of the Purchaser’s Service for cash or for cancellation of indebtedness incurred in purchasing the Shares.
     (f) Effect of Change in Control/Acceleration. The Board may determine at the time of making an Award or sale or thereafter, that restrictions on the Restricted Shares shall lapse, in whole or in part, in the event that a Change in Control occurs with respect to the Company or otherwise.
     (g) Voting Rights. Holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights a the Company’s other stockholders.
SECTION 7. TERMS AND CONDITIONS OF OPTIONS.
     (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
     (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.
     (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). To the extent required by applicable law and except as otherwise provided in Section 4(b), the Exercise Price of a Nonstatutory Option shall not be less than eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Board in its sole discretion. The Exercise Price shall be payable in a form described in Subsection (h) below.
     (d) Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, an Option shall become exercisable no less rapidly than the rate of 20% per year for each of the first five years from the date of grant. Subject to the preceding sentence, the exercisability of any Option shall be determined by the Board in its sole discretion.
     (e) Effect of Change in Control/Acceleration. The Board may determine, at the time of granting an Option or thereafter, whether, and under what circumstances, such Option shall become fully exercisable as to all Shares subject to such Option in the event that a Change in Control occurs with respect to the Company before the Optionee’s Service with the Company terminates or otherwise.
     (f) Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed ten years from the date of grant (or five (5) years for ten percent (10%) stockholders as provided in Section 4(b)). Subject to the preceding sentence, the Board at its sole discretion shall determine when an Option is to expire.
     (g) Exercise of Options on Termination of Service. Each Option shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of employment. Notwithstanding the foregoing, to the extent required by applicable law, each Option shall provide that the Optionee shall have the right to exercise the vested portion of any Option held at termination for at least 30 days following termination of Service with the Company for any reason, and that the Optionee shall have the right to exercise the Option for at least six months if the Optionee’s Service terminates due to death or Disability.
     (h) Payment of Option Shares. The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided below:
     (i) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or the Optionee’s representative for any time period specified by the Board and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

     (ii) Promissory Notes. To the extent that a Stock Option Agreement or Stock Purchase Agreement so provides, payment may be made all or in part with a full recourse promissory note executed by the Optionee or Offeree. The interest rate and other terms and conditions of such note shall be determined by the Board. The Board may require that the Optionee or Offeree pledge his or her Shares to the Company for the purpose of securing the payment of such note. In no event shall the stock certificate(s) representing such Shares be released to the Optionee or Offeree until such note is paid in full.
     (iii) Cashless Exercise. To the extent that a Stock Option Agreement so provides and a public market for the Shares exists, payment may be made all or in part by delivery (on a form prescribed by the Board) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.
     (iv) Other Forms of Payment. To the extent provided in the Stock Option Agreement, payment may be made in any other form that is consistent with applicable laws, regulations and rules.
     (i) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by an Option until the date of the issuance of a stock certificate for such Shares.
     (j) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price or for other consideration.
SECTION 8. ADJUSTMENT OF SHARES.
     (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a recapitalization, a reclassification or a similar occurrence, the Board shall make appropriate adjustments in one or more of (i) the number of Shares available for future Awards under Section 5, (ii) the number of Shares covered by each outstanding Option or Purchase Agreement or (iii) the Exercise Price or Purchase Price under each outstanding Option or Stock Purchase Agreement.
     (b) Reorganizations. In the event that the Company is a party to a merger or reorganization, outstanding Options shall be subject to the agreement of merger or reorganization, which may, without the Optionee’s consent, provide for the assumption, or substitution of outstanding Options by the surviving corporation or its parent, the payment of a cash settlement for exercisable options equal to the difference between the amount to be paid for one Share under such agreement and the exercise price for one Share under the Option, and for the cancellation of Options not exercised or settled.
     (c) Reservation of Rights. Except as provided in this Section 8, an Optionee, an Offeree, or Purchaser shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares, Exercise Price or Purchase Price of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 9. WITHHOLDING TAXES.
     (a) General . To the extent required by applicable federal, state, local or foreign law, a Purchaser or Optionee or his or her successor shall make arrangements satisfactory to the Board for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.
     (b) Share Withholding. The Board may permit a Purchaser or Optionee to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including any restrictions required by rules of any federal or state regulatory body or other authority.
     (c) Cashless Exercise/Pledge. The Board may provide that if Company Shares are publicly traded at the time of exercise, arrangements may be made to meet the Optionee’s withholding obligation by cashless exercise or pledge.
     (d) Other Forms of Payment. The Board may permit such other means of tax withholding as it deems appropriate.
SECTION 10. ASSIGNMENT OR TRANSFER OF OPTIONS OR SHARES.
     (a) General. An Option granted under the Plan or Shares acquired under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law, except as approved by the Board. ISOs shall not be transferable. While any Shares are subject to California Corporations Code § 25102(o), Offerees and Optionees may not transfer their rights to purchase Shares under the Plan except by will or the laws of descent and distribution.
     (b) Trusts. Neither this Section 10 nor any other provision of the Plan shall preclude a Stockholder from transferring or assigning Restricted Shares to (a) the trustee of a trust that is revocable by such Stockholder alone, both at the time of the transfer or assignment and at all times thereafter prior to such Stockholder’s death, or (b) the trustee of any other trust to the extent approved by the Board in writing. A transfer or assignment of Restricted Shares from such trustee to any other person than such Stockholder shall be permitted only to the extent approved in advance by the Board in writing, and Restricted Shares held by such trustee shall be subject to all the conditions and restrictions set forth in the Plan and in the applicable Stock Purchase Agreement, as if such trustee were a party to such Agreement.
SECTION 11. LEGAL REQUIREMENTS.
     Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company’s securities may then be listed.
     To the extent required by applicable law, any rights of repurchase in favor of the Company shall take into account the provisions of Department of Corporations Regulation Section 260.140.41 or 260.140.42, as applicable.
SECTION 12. NO EMPLOYMENT RIGHTS.
     No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as an Employee, or to remain in the Service of the Company. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason.
SECTION 13. DURATION AND AMENDMENTS.
     (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the Company’s stockholders. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board of Directors, any grants already made shall be null and void, and no additional grants shall be made after such date. The Plan shall terminate automatically ten (10) years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.
     (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any right or Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the right or Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules including the rules of any applicable exchange.
     (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Option previously granted under the Plan.

SECTION 14. EXECUTION.
     To record the adoption of the Plan by the Board of Directors on July 26, 1999, effective on such date, and the amendment of the Plan effective on April 14, 2003, the Company has caused its authorized officer to execute the same.

ST. FRANCIS MEDICAL
TECHNOLOGIES, INC.

By	/s/ Henry
Henry A. Klyce
President and Chief Executive Officer

Stock Incentive Plan
Rev. May 2003
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.
ST. FRANCIS MEDICAL TECHNOLOGIES, INC.
STOCK INCENTIVE PLAN
INCENTIVE STOCK OPTION AGREEMENT
     St. Francis Medical Technologies, Inc. (the “Company”), hereby grants an Option to purchase shares of its common stock (“Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s Stock Incentive Plan (the “Plan”).
Date of Grant:
Name of Optionee:
Optionee’s Social Security Number:
Number of Shares Covered by Option:
Exercise Price per Share: $
[must be at least 100% fair market value on Date of Grant]
Vesting Start Date:

Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

Check here if this is the first Option grant made by the Company to an Optionee (an “Initial Grant”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached.

Optionee:

(Signature)

Company:

(Signature)

Title:

Stock Incentive Plan
Rev. May 2003
St. Francis Medical Technologies, Inc.
Stock Incentive Plan
INCENTIVE STOCK OPTION AGREEMENT

Incentive Stock Option	This Option is intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting	Your Option vests over a four-year period as follows:
Your Option will vest with respect to .0684462 percent (.000684462) of the Shares (rounded to the nearest whole share) subject to the Option for each full day of Service from the Vesting Start Date as shown on the cover sheet; however, if this is an Initial Grant as indicated on the cover sheet, no part of your Option will vest until you have performed twelve months of Service from the Vesting Start Date and, upon completion of twelve months of Service from the Vesting Start Date, 25% of your Option will vest. If your Service has terminated for any reason, vesting of your Option immediately stops. Notwithstanding the foregoing, immediately prior to a Change in Control, the Option shall vest and become exercisable for all of the Shares other than with respect to a number of Shares equal to (x) if the Change in Control occurs within twelve months of the Vesting Start Date, 50% of the total number of Shares originally covered by your Option; (y) if the Change in Control occurs on or after the first anniversary of the Vesting Start Date, 25% of the total number of Shares originally covered by your Option or (z) if less than the number of shares determined under clause (x) or (y), any remaining Shares for which the Option is not yet exercisable (the “Holdback Shares”). The Option will continue to vest with respect to any Holdback Shares as if no Change in Control occurred; provided; however, that, if your Service is terminated without Cause following a Change in Control, the Option shall vest and become exercisable as to all of the Holdback Shares. “Cause” shall mean (A) a material failure to perform your duties, other than a failure resulting from complete or partial incapacity due to physical or mental illness or impairment, which failure is not corrected within 15 days after written notice to you, (B) your gross misconduct or fraud, or (C) your conviction or entry of a “guilty” plea or plea of “no contest” to a felony.

If you are an exempt employee, you may exercise the Option at any time prior to vesting. If you are a non-exempt employee, you may not exercise the Option until at least six months after the Date of Grant.

Stock Incentive Plan
Rev. May 2003

In the case of an early exercise prior to vesting, the Shares that you purchase upon exercise of your Option will vest according to the schedule described above and will be subject to the Company’s right to repurchase any unvested shares at the original exercise price if your Service terminates. If you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. The 83(b) election must be filed within 30 days of the date you exercise.

Term	Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary (fifth anniversary for a 10% owner) of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

Regular Termination	If your Service terminates for any reason except death or Disability, your Option will expire at the close of business at Company headquarters on the 90th day after your termination date. During that 90-day period, you may exercise that portion of your Option that was vested on your termination date.

Death	If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on the date of death.

Disability	If your Service terminates because of your Disability, your Option will expire at the close of business at Company headquarters on the date six months after your termination date. (However, if your Disability is not expected to result in death or to last for a continuous period of at least 12 months, your Option will be eligible for ISO tax treatment only if it is exercised within three months following the termination of your Service.) During that six-month period, you may exercise that portion of your Option that was vested on the date of your Disability.

“Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence	For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, your Service will be treated as terminating

Stock Incentive Plan
Rev. May 2003

90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Service terminates in any event when the approved leave ends unless you return to active work immediately, or within the time guaranteed by law or by a contract. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the vested portion of your Option during a leave of absence.

Notice of Exercise	When you wish to exercise this Option, you must execute Exhibit A (and, if exercise is prior to vesting, you must also execute Exhibits B and D). Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment	When you submit Exhibit A, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:
•	Your personal check, a cashier’s check or a money order.

•	Shares which you have owned for at least six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

•	To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Board) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

•	Any other form of legal consideration approved by the Board.

Withholding Taxes	You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

Restrictions on Exercise and Resale	By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. The Company shall have the right to designate one or more periods of time, each of which shall not

Stock Incentive Plan
Rev. May 2003

exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the “Securities Act”), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company’s Right of First Refusal	In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of the transferee to purchase the Shares.

The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a Notice of Exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company’s Rights of First Refusal shall be freely assignable, in whole or in part.

If the Company or its assignees fail to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 60 days following receipt of the

Stock Incentive Plan
Rev. May 2003

Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares. The Company’s Right of First Refusal shall terminate upon the consummation of the initial public offering of the Company’s Common Stock.

Transfer of Option	Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

Retention Rights	This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

Stockholder Rights	Neither you, nor your estate or heirs, have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to

Stock Incentive Plan
Rev. May 2003

such corporate activity.

Legends	All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions).

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the

Stock Incentive Plan
Rev. May 2003

Plan.

This Agreement, including its attachments, and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.
By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. You also acknowledge that you have read Section 11, “Purchaser’s Investment Representations” of Exhibit A and that you can and hereby do make the same representations with respect to the grant of this Option.

Stock Incentive Plan
Rev. May 2003
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.
ST. FRANCIS MEDICAL TECHNOLOGIES, INC.
STOCK INCENTIVE PLAN
NONSTATUTORY STOCK OPTION AGREEMENT
     St. Francis Medical Technologies, Inc. (the “Company”), hereby grants an Option to purchase shares of its common stock (“Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s Stock Incentive Plan (the “Plan”).
Date of Grant:
Name of Optionee:
Optionee’s Social Security Number:
Number of Shares Covered by Option:
Exercise Price per Share: $
Vesting Start Date:

Check here if Optionee is a 10% owner (so that exercise price must be 110% of fair market value and term will not exceed 5 years).

Check here if this is the first Option grant made by the Company to an Optionee (an “Initial Grant”).

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached.

Optionee:

(Signature)

Company:

(Signature)

Title:

Stock Incentive Plan
Rev. May 2003
ST. FRANCIS MEDICAL TECHNOLOGIES, INC.
STOCK INCENTIVE PLAN
NONSTATUTORY STOCK OPTION AGREEMENT

Nonstatutory Stock Option	This Option is not intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Vesting	Your Option vests over a four-year period as follows: Your Option will vest with respect to .0684462 percent (.000684462) of the Shares (rounded to the nearest whole share) subject to the Option for each full day of Service from the Vesting Start Date as shown on the cover sheet; however, if this is an Initial Grant as indicated on the cover sheet, no part of your Option will vest until you have performed twelve months of Service from the Vesting Start Date and, upon completion of twelve months of Service from the Vesting Start Date, 25% of your Option will vest. If your Service has terminated for any reason, vesting of your Option immediately stops. Notwithstanding the foregoing, immediately prior to a Change in Control, the Option shall vest and become exercisable for all of the Shares other than with respect to a number of Shares equal to (x) if the Change in Control occurs within twelve months of the Vesting Start Date, 50% of the total number of Shares originally covered by your Option; (y) if the Change in Control occurs on or after the first anniversary of the Vesting Start Date, 25% of the total number of Shares originally covered by your Option or (z) if less than the number of shares determined under clause (x) or (y), any remaining Shares for which the Option is not yet exercisable (the “Holdback Shares”). The Option will continue to vest with respect to any Holdback Shares as if no Change in Control occurred; provided; however, that, if your Service is terminated without Cause following a Change in Control, the Option shall vest and become exercisable as to all of the Holdback Shares. “Cause” shall mean (A) a material failure to perform your duties, other than a failure resulting from complete or partial incapacity due to physical or mental illness or impairment, which failure is not corrected within 15 days after written notice to you, (B) your gross misconduct or fraud, or (C) your conviction or entry of a “guilty” plea or plea of “no contest” to a felony.

You should note that you may exercise the Option prior to vesting. In that case, the Shares that you purchase upon exercise of your Option will be subject to the Company’s right to repurchase any unvested

Stock Incentive Plan
Rev. May 2003

shares at the original exercise price if your Service terminates. The shares will vest according to the schedule described above. Also, if you exercise before vesting, you should consider making an 83(b) election. Please see the attached Tax Summary. The 83(b) election must be filed within 30 days of the date you exercise.

Term	Your Option will expire in any event at the close of business at Company headquarters on the day before the tenth anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

Regular Termination	If your Service terminates for any reason except death or Disability, your Option will expire at the close of business at Company headquarters on the 90th day after your termination date. During such 90-day period, you may exercise that portion of your Option that was vested on your termination date.

Death	If you die while in Service with the Company, your Option will expire at the close of business at Company headquarters on the date six months after the date of death. During that six-month period, your estate, legatees or heirs may exercise that portion of your Option that was vested on your date of death.

Disability	If your Service terminates because of your Disability, your Option will expire at the close of business at Company headquarters on the date six months after your termination date. During that six-month period, you may exercise that portion of your Option that was vested on your date of Disability.

“Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence	For purposes of this Option, your Service does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, your Service will be treated as terminating 90 days after you went on leave, unless your right to return to work is guaranteed by law or by a contract. Your service terminates in any event when the approved leave ends unless you return to Service immediately or within the time guaranteed by law or by contract. The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan. The Company also determines the extent to which you may exercise the

Stock Incentive Plan
Rev. May 2003

vested portion of your Option during a leave of absence.

Notice of Exercise	When you wish to exercise this Option, you must execute Exhibit A (and if exercise is prior to vesting you must also execute Exhibits B and D). Your Exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Form of Payment	When you submit Exhibit A, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:
•	Your personal check, a cashier’s check or a money order.

•	Shares which you have owned for six months and which are surrendered to the Company. The value of the Shares, determined as of the effective date of the Option exercise, will be applied to the Exercise Price.

•	To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Board) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

•	Any other form of legal consideration approved by the Board.

Withholding Taxes	You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

Restrictions on Exercise and Resale	By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale. The Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which this Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or

Stock Incentive Plan
Rev. May 2003

qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this Option shall be exercisable.

If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the “Securities Act”), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

The Company’s Right of First Refusal	In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written “Transfer Notice” to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by you and by the proposed transferee and must constitute a binding commitment of both parties to the transfer of the Shares.

The Company and its assignees shall have the right to purchase all, and not less than all, of the Shares on the terms described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company. The Company’s Right of First Refusal shall be freely assignable, in whole or in part.

If the Company or its assignees fail to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, you may, not later than 60 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company

Stock Incentive Plan
Rev. May 2003

exercises its Right of First Refusal, you and the Company (or its assignees) shall consummate the sale of the Shares on the terms set forth in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns and shall be binding upon any transferee of the Shares. The Company’s Right of First Refusal shall terminate upon the consummation of the initial public offering of the Company’s Common Stock.

Transfer of Option	Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

Retention Rights	This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Service at any time and for any reason.

Stockholder Rights	Neither you, nor your estate or heirs, have any rights as a stockholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments	In the event of a stock split, a stock dividend or a similar change in the Company Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends	All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN

Stock Incentive Plan
Rev. May 2003
AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR SUCH HOLDER’S PREDECESSOR IN INTEREST. SUCH AGREEMENT IMPOSES CERTAIN TRANSFER RESTRICTIONS AND GRANTS CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL TO THE COMPANY (OR ITS ASSIGNS) UPON THE SALE OF THE SHARES OR UPON TERMINATION OF SERVICE WITH THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF SHARES REPRESENTED BY THIS CERTIFICATE.
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California (without regard to their choice of law provisions).

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option are superseded.
By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. You also acknowledge that you have read Section 11,

Stock Incentive Plan
Rev. May 2003
“Purchaser’s Investment Representations” of Exhibit A and that you can and hereby do make the same representations with respect to the grant of this Option.

EXHIBIT A
(to be attached to an
option agreement,
either ISO or NSO)
St. Francis Medical Technologies, Inc.
Notice of Exercise and
Common Stock Purchase Agreement
     THIS AGREEMENT is dated as of ___, ___, between St. Francis Medical Technologies, Inc., a Delaware corporation (the “Company”), and ___ (“Purchaser”).
W I T N E S S E T H:
     WHEREAS, the Company and Purchaser are parties to that certain ___Incentive ___Nonstatutory Stock Option Agreement dated as of ___, ___(the “Option Agreement”) pursuant to which the Company has given to purchaser the right to purchase up to ___shares of its Common Stock (the “Option Shares”)
     WHEREAS, the Option has vested (become exercisable) with respect to ___of the Option Shares (the “Vested Shares”) as of the date hereof.
     WHEREAS, the Company desires to issue and Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the St. Francis Medical Technologies, Inc. Stock Incentive Plan (the “Plan”). Certain capitalized terms used in this Agreement are defined in the Plan.
     NOW, THEREFORE, it is agreed between the parties as follows:
SECTION 1. PURCHASE OF SHARES.
     (a) Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser ___shares of its common stock (the “Stock”) for the Exercise Price per share specified in the Option Agreement payable by personal check, cashier’s check or money order or, if permitted by the Option Agreement, as follows: ___. At the Closing (as defined below), payment will be delivered by Purchaser to the Company and in exchange therefor, except as provided in Section 5 below, the Company will deliver to Purchaser a certificate representing the Stock.
     (b) The closing hereunder (the “Closing”) shall occur at the offices of the Company on ___, ___, or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 2. REPURCHASE OPTION.
     All unvested shares of the Stock purchased by the Purchaser pursuant to this Agreement (sometimes referred to as the “Repurchase Option Stock”) shall be subject to the following option (the “Repurchase Option”):
     (a) In the event the Purchaser ceases to be an employee of the Company for any reason, with or without cause, the Company may exercise the Repurchase Option.
     (b) Purchaser understands that the Stock is being sold in order to induce Purchaser to become and/or remain associated with the Company and to work diligently for the success of the Company and that the Repurchase Option Stock will continue to vest in accordance with the schedule set forth in the Option Agreement. Accordingly, the Company shall have the right at any time within 90 days after the termination of Purchaser’s Services to purchase from the Purchaser all shares of Repurchase Option Stock which have not vested in accordance with such schedule. The purchase price for such unvested shares of Repurchase Option Stock shall be the Exercise Price per share paid by Purchaser for such shares pursuant to this Agreement (the “Option Price”). The purchase price shall be paid by certified or cashier’s check or by cancellation of any indebtedness of Purchaser to the Company.
     (c) Nothing in this Agreement shall be construed as a right by Purchaser to be employed by Company, or a parent or subsidiary of Company.
SECTION 3. EXERCISE OF REPURCHASE OPTION.
     The Repurchase Option shall be exercised by written notice signed by an officer of the Company and delivered or mailed as provided in Section 16 of this Agreement and to the Escrow Agent as provided in Section 16 of the Joint Escrow Instructions attached as Exhibit B to the Option Agreement.
SECTION 4. WAIVER, ASSIGNMENT, EXPIRATION OF REPURCHASE OPTION.
     If the Company waives or fails to exercise the Repurchase Option as to all of the shares subject thereto, the Company may, in the discretion of its Board of Directors, assign the Repurchase Option to any other holder or holders of preferred or common stock of the Company in such proportions as such Board of Directors may determine. In the event of such an assignment, the assignee shall pay to the Company in cash an amount equal to the fair market value of the Repurchase Option. The Company shall promptly, prior to the expiration of the 90-day period referred to in Section 2 above, notify Purchaser of the number of shares subject to the Repurchase Option assigned to such stockholders and shall notify both the Purchaser and the assignees of the time, place and date for settlement of such purchase, which must be made within 90 days from the date of cessation of continuous employment. In the event that the Company and/or such assignees do not elect to exercise the Repurchase Option as to all or part of the shares subject to it, the Repurchase Option shall expire as to all shares which the Company and/or such assignees have not elected to purchase.

SECTION 5. ESCROW OF SHARES.
     (a) As security for Purchaser’s faithful performance of the terms of this Agreement and to ensure the availability for delivery of Purchaser’s shares upon exercise of the Repurchase Option herein provided for, Purchaser agrees at the Closing hereunder, to deliver to and deposit with the Escrow Agent named in the Joint Escrow Instructions attached to the Option Agreement as Exhibit B, the certificate or certificates evidencing the Repurchase Option Stock subject to the Repurchase Option and two Assignments Separate from Certificate duly executed (with date and number of shares in blank) in the form attached to the Option Agreement as Exhibit D. Such documents are to be held by the Escrow Agent and delivered by the Escrow Agent pursuant to the Joint Escrow Instructions, which instructions shall also be delivered to the Escrow Agent at the Closing hereunder.
     (b) Within 30 days after the last day of each successive completed calendar quarter after the Closing Date, if Purchaser so requests, the Escrow Agent will deliver to Purchaser certificates representing so many shares of Stock as are no longer subject to the Repurchase Option (less such shares as have been previously delivered). Ninety days after cessation of Purchaser’s employment with the Company, the Company will direct the Escrow Agent to deliver to Purchaser a certificate or certificates representing the number of shares not repurchased by the Company or its assignees pursuant to exercise of the Repurchase Option (less such shares as have been previously delivered).
SECTION 6. ADJUSTMENT OF SHARES.
     Subject to the provisions of the Certificate of Incorporation of the Company, if, from time to time during the term of the Repurchase Option:
     (a) there is any stock dividend or liquidating dividend of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, or
     (b) there is any consolidation, merger or sale of all or substantially all, of the assets of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of Purchaser’s ownership of the shares shall be immediately subject to such Repurchase Option with the same force and effect as the shares of Repurchase Option Stock from time to time subject to the Repurchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Repurchase Option Stock upon exercise of the Repurchase Option shall be appropriately and equitably adjusted as determined by the Board of Directors of the Company.
SECTION 7. THE COMPANY’S RIGHT OF FIRST REFUSAL.
     Before any shares of Stock registered in the name of Purchaser and not subject to the Repurchase Option may be sold or transferred, such shares shall first be offered to the Company as set forth in the Option Agreement.

SECTION 8. PURCHASER’S RIGHTS AFTER EXERCISE OF REPURCHASE OPTION OR RIGHT OF FIRST REFUSAL.
     If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Stock to be repurchased in accordance with the provisions of Sections 2 and 7 of this Agreement, then from and after such time the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed to have been repurchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.
SECTION 9. TRANSFER BY PURCHASER TO CERTAIN TRUSTS.
     Purchaser shall have the right to transfer all or any portion of Purchaser’s interest in the shares issued under this Agreement which have been delivered to Purchaser under the provisions of Section 5 of this Agreement, to a trust established by Purchaser for the benefit of Purchaser, Purchaser’s spouse or Purchaser’s children, without being subject to the provisions of Section 7 hereof, provided that the trustee on behalf of the trust shall agree in writing to be bound by the terms and conditions of this Agreement. The transferee shall execute a copy of Exhibit C attached to the Option Agreement and file the same with the Secretary of the Company.
SECTION 10. LEGEND OF SHARES.
     All certificates representing the Stock purchased under this Agreement shall, where applicable, have endorsed thereon the legends set forth in the Option Agreement and any other legends required by applicable securities laws.
SECTION 11. PURCHASER’S INVESTMENT REPRESENTATIONS.
     (a) This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Stock.
     (b) Purchaser understands that the Stock will not be registered or qualified under federal or state securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under federal or state securities laws and that the

Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.
     (c) Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock (including a disposition under Section 9 of this Agreement), unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Stock under federal or state securities laws or (B) appropriate action necessary for compliance with the federal or state securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this section.
     (d) With respect to a transaction occurring prior to such date as the Plan and Stock thereunder are covered by a valid Form S-8 or similar federal registration statement, this subsection shall apply unless the transaction is covered by the exemption in California Corporations Code §25102(o) or a similar broad based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.
     (e) Purchaser understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or if a registration statement covering the Stock (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act of 1933) under the Securities Act of 1933 is not in effect when Purchaser desires to sell the Stock, Purchaser may be required to hold the Stock for an indeterminate period. Purchaser also acknowledges that Purchaser understands that any sale of the Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act of 1933 may be made only in limited amounts in accordance with the terms and conditions of that Rule.
SECTION 12. ASSISTANCE TO PURCHASER UNDER RULE 144.
     The Company covenants and agrees that (a) at all times after it first becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will use its best efforts to comply with the current public information requirements of Rule 144(c)(1) under the Securities Act of 1933, and that if prior to becoming subject to such reporting requirements an over-the-counter market develops for the Stock, it will make publicly available the information required by Rule 144(c)(2); (b) it will furnish Purchaser, upon request, with all information required for the preparation and filing of Form 144; and (c) it will on a timely basis use its best efforts to file all reports required to be filed and make all disclosures, including disclosures of materially adverse information, required to permit Purchaser to make the required representations in Form 144.

SECTION 13. NO DUTY TO TRANSFER IN VIOLATION HEREUNDER.
     The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.
SECTION 14. RIGHTS OF PURCHASER.
     Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.
SECTION 15. OTHER NECESSARY ACTIONS.
     The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
SECTION 16. NOTICE.
     Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by 10 days’ advance written notice to the other party hereto.
SECTION 17. SUCCESSORS AND ASSIGNS.
     This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns. The failure of the Company in any instance to exercise the Repurchase Option or rights of first offer described herein shall not constitute a waiver of any other Repurchase Option or right of first offer that may subsequently arise under the provisions of this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.
SECTION 18. APPLICABLE LAW.
     This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such state.

SECTION 19. NO STATE QUALIFICATION.
     THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
SECTION 20. NO ORAL MODIFICATION.
     No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.
SECTION 21. ENTIRE AGREEMENT.
     This Agreement and the Option Agreement constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.
     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

St. Francis Medical Technologies, Inc.	PURCHASER

By

Name:

Title:

EXHIBIT B
Joint Escrow Instructions
___, ___
President
St. Francis Medical Technologies, Inc.
960 Atlantic Ave, Suite 102
Alameda, CA 94501
Dear Sir or Madam:
     As Escrow Agent for both St. Francis Medical Technologies, Inc. (the “Company”), and ___ (“Purchaser”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Common Stock Purchase Agreement (the “Agreement”) of even date herewith, to which a copy of these Joint Escrow Instructions is attached as Exhibit B to a certain Stock Option Agreement dated as of ___, ___ (“Option Agreement”), in accordance with the following instructions:
     1. In the event the Company shall elect to exercise the Repurchase Option set forth in the Agreement, the Company shall give to Purchaser and you a written notice as provided in the Agreement. Purchaser and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice, including prompt delivery of stock certificates.
     2. At the closing, you are directed (a) to date the stock assignment form or forms necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver same, together with the certificate or certificates evidencing the shares to be transferred, to the Company against the simultaneous delivery to you of the purchase price (by certified or bank cashier’s check) for the number of shares being purchased pursuant to the exercise of the Repurchase Option.
     3. Purchaser irrevocably authorizes the Company to deposit with you any certificates evidencing shares to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint you as Purchaser’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated. Subject to the provisions of this Section 3, Purchaser shall exercise all rights and privileges, including but not limited to, the right to vote and to receive dividends (if any), of a stockholder of the Company while the shares are held by you.
     4. In accordance with the terms of Section 5 of the Agreement, you may from time to time deliver to Purchaser a certificate or certificates representing so many shares as are no longer subject to the Repurchase Option.
     5. This escrow shall terminate upon the release of all shares held under the terms and provisions hereof.

     6. If at the time of termination of this escrow you should have in your possession any documents, securities or other property belonging to Purchaser, you shall deliver all of same to Purchaser and shall be discharged from all further obligations hereunder.
     7. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.
     8. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact of Purchaser while acting in good faith and in the exercise of your own good judgment, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.
     9. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.
     10. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.
     11. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.
     12. You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder and may rely upon the advice of such counsel.
     13. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be President of the Company or if you shall resign by written notice of each party. In the event of any such termination, the Company shall appoint any officer of the Company as successor Escrow Agent.
     14. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.
     15. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.
     16. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled.
     17. By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.
     18. This instrument shall be governed by and construed in accordance with the laws of the State of California (irrespective of its choice of law provisions).
     19. This instrument shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Very truly yours,

St. Francis Medical Technologies, Inc.

By

ESCROW AGENT:	PURCHASER:

Kevin Sidow
President

EXHIBIT C
Acknowledgment of and Agreement to be Bound
By the Stock Option Agreement and Common Stock Purchase Agreement of
St. Francis Medical Technologies, Inc.
     The undersigned, as transferee of shares of St. Francis Medical Technologies, Inc., hereby acknowledges that he or she has read and reviewed the terms of the Stock Option Agreement and Common Stock Purchase Agreement of St. Francis Medical Technologies, Inc. and hereby agrees to be bound by the terms and conditions thereof, as if the undersigned had executed said Agreement as an original party thereto.
     Dated:                                         .
By

EXHIBIT D
ASSIGNMENT SEPARATE FROM CERTIFICATE
     FOR VALUE RECEIVED ___ hereby sells, assigns and transfers unto ___ (___) shares of the Common Stock of St. Francis Medical Technologies, Inc., a Delaware corporation (the “Company“), standing in ___ name on the books of the Company represented by Certificate No. ___ herewith and hereby irrevocably constitutes and appoints ___ Attorney to transfer said stock on the books of the Company with full power of substitution in the premises.
     Dated:                                         .

NOTICE TO EMPLOYEES AND CONSULTANTS
WHO PURCHASE COMPANY STOCK
RE: INTERNAL REVENUE CODE SECTION 83(b) ELECTIONS
     This memorandum briefly describes certain aspects of Internal Revenue Code section 83 and section 83(b) elections as they exist under current law. The following is a general summary of the tax consequences of section 83(b) elections for your information. This summary does not cover the income tax or alternative minimum tax consequences of the exercise of incentive stock options or the sale of shares purchased upon exercise of an incentive stock option.
     The effect of making a section 83(b) election is that it permits the employee or consultant to include in his or her gross income, in his or her taxable year in which unvested shares (shares subject to a repurchase agreement) are transferred, the excess, if any, of (i) the fair market value of such shares at the time of transfer (determined without regard to restrictions other than those which will never lapse), over (ii) the amount (if any) paid for such shares. By making the election, subsequent appreciation in the value of the shares generally will be taxed as a capital gain, rather than as compensation, and thus taxed at a lower maximum tax rate. Also, appreciation prior to vesting will not be taxed until the shares are sold. Finally, such subsequent appreciation may be deferred if transfer occurs in a tax-free reorganization or may go untaxed altogether if a stepped-up basis results from transfer by reason of death. However, if the shares are forfeited, the employee or consultant who made the election can only deduct a loss to the extent the amount received (if any) on forfeiture is less than the amount paid (if any) for such shares. Such an employee or consultant will be precluded from recovering the tax paid with respect to any reported compensation income. Moreover, any loss recognized will generally be a capital loss which can only offset capital gains plus $3,000 of ordinary income ($1,500 in the case of married individuals filing a separate return).
     In the absence of an election, the employee or consultant who receives unvested shares does not recognize any income until such shares vest. In the taxable year in which any shares vest, the employee or consultant will recognize compensation income equal to the excess, if any, of (i) the fair market value of the vested shares on the vesting date, over (ii) the amount (if any) paid for such shares. If the shares are forfeited the employee or consultant will recognize ordinary loss to the extent the amount received on forfeiture is less than the amount paid for such shares.
     The election under section 83(b) must be made not later than 30 days after the date of transfer of the shares to the employee or consultant. Elections are irrevocable, and the IRS will not allow late elections. The election is to be filed with the Internal Revenue Service Center with which the employee or consultant files his or her return. An election under section 83(b) for federal tax purposes is also deemed to cause a similar election for California tax purposes. No filing is required to be made with the California Franchise Tax Board at the time of the transfer if similar treatment under California and federal tax law is desired. Consultants or employees located outside California should seek local tax advice.
     Each filing should be made by certified mail with the sender’s receipt postmarked at the time of mailing. Also, one copy of the election must be filed with the Company. Finally, one copy of the election must be submitted with the employee’s federal and California income tax returns for the taxable year in which the shares are transferred. Although the election must be made within 30 days of the date of transfer of the shares pursuant to the purchaser’s purchase agreement, the tax, if any, arising out of the election need not be paid until the employee or consultant files his or her tax return for the tax year of transfer (except to the extent that withholding taxes or estimated taxes are payable).
     Please note that item 8 of the 83(b) election is the per share fair market value which must be determined by the Company’s board of directors.
          THE TAX LAWS ARE COMPLICATED AND SUBJECT TO FREQUENT CHANGE, AND EACH INDIVIDUAL’S FINANCIAL SITUATION IS DIFFERENT. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR BEFORE EXERCISING YOUR OPTIONS AND MAKING ANY 83(b) ELECTIONS.
Rev. April 2003

Internal Revenue Service Center	Election Under Section 83(b) of the Internal Revenue Code of 1986
Gentlemen: I hereby elect under section 83(b) of the Internal Revenue Code of 1986 to include in gross income any excess of fair market value over purchase price with respect to the transfer of the property described below:

1.	Name:

2.	Address:

3.	Social Security Number: ___-__-____

4.	Tax Year of Election: Calendar Year of ______.

5.	Description of Property:	_______________ shares of Common Stock in St. Francis Medical Technologies, Inc., a Delaware corporation.

6.	Date of Property Transfer: ___________________
7. Nature of Property Restrictions: Property is subject to St. Francis Medical Technologies, Inc.’s right to repurchase the stock at the undersigned’s original purchase price if the undersigned ceases to be associated with St. Francis Medical Technologies, Inc., which right will generally lapse ratably over a four-year period.
8. Fair Market Value at the Time of Transfer: $___ per share for an aggregate of $___. The Fair Market Value at the time of transfer was determined without regard to any lapse restrictions as defined in section 1.83-3(i) of the Income Tax Regulations.
9. Amount Paid for Property: $___ per share for an aggregate of $___.
10. A copy of this election has been furnished to St. Francis Medical Technologies, Inc., the person for whom the services are performed.
Sincerely,

Name	Date